UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       June 6, 2007

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-13703                              13-3995059
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        (Commission File Number)           (IRS Employer Identification No.)


        1540 Broadway; 15th Floor
           New York, New York                                     10036
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 652-9403
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.
            ------------------------

      On June 6, 2007, Six Flags, Inc. (the "Company") provided an update on its business performance through the most recent weekend, which captures Memorial Day weekend and marks the beginning of its full-time operations. A copy of the press release is furnished as Exhibit 99.1.

      This information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (d)   Exhibits

            99.1  Press Release of Six Flags, Inc., dated June 6, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SIX FLAGS, INC.



                                       By:  /s/   James M. Coughlin
                                          --------------------------------------
                                          Name:   James M. Coughlin
                                          Title:  General Counsel

Date:  June 6, 2007

                                  EXHIBIT INDEX


                                                                Paper (P) or
Exhibit No.               Description                          Electronic (E)
-----------               -----------                          --------------
       99.1        Press Release of Six Flags, Inc.,
                   dated June 6, 2007.                             E